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                                                                     EXHIBIT 4.1


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                        INCORPORATED ON OCTOBER 24, 2001


CERTIFICATE
NUMBER ___                                                             ___SHARES


                          ADVANCED MEDICAL OPTICS, INC.
                                  COMMON STOCK

                      AUTHORIZED CAPITAL STOCK: 125,000,000
                Common Stock: 120,000,000 Shares, $0.01 Par Value
               Preferred Stock: 5,000,000 Shares, $0.01 Par Value



THIS CERTIFIES THAT        SPECIMEN          IS THE REGISTERED
                    ------------------------

HOLDER OF                                             SHARES OF COMMON STOCK OF
         ---------------------------------------------

                          ADVANCED MEDICAL OPTICS, INC.

         HEREINAFTER DESIGNATED "THE CORPORATION" TRANSFERABLE ON THE BOOKS OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

         THE SHARES REPRESENTED HEREBY ARE RESTRICTED AS TO TRANSFER AS DESCRIBED OR SET FORTH ON THE REVERSE SIDE HEREOF.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers this ____ day of ________, 2002.


SPECIMEN                                  SPECIMEN
------------------------------------      --------------------------------------
Aimee S. Weisner, Secretary               James V. Mazzo, President and Chief
                                          Executive Officer


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FOR VALUE RECEIVED, ____________________________________ HEREBY SELL, ASSIGN AND
TRANSFER UNTO __________________________________________________________________
___________________________________________________________SHARES REPRESENTED BY
THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION ON THE PREMISES.

DATED  ______________, _______


______________________________


Notice: The signature to the foregoing assignment must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever and should be guaranteed by a commercial bank or trust company who has an office or correspondent in Los Angeles or New York City or by a member firm of the New York Stock Exchange, American Stock Exchange or Pacific Coast Stock Exchange.



Signature Guaranteed:


______________________________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND CANNOT BE SOLD OR TRANSFERRED UNLESS
(i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS THEN IN EFFECT WITH RESPECT TO THE SECURITIES REPRESENTED HEREBY; OR (ii) A WRITTEN OPINION FROM LEGAL COUNSEL TO THE ISSUER IS OBTAINED TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE WITH RESPECT TO THE PROPOSED SALE OR TRANSFER AND THAT NO SUCH REGISTRATION IS REQUIRED.